Exhibit 99.2

EXECUTION COPY

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 17th day of April, 2012, by and between Warburg Pincus Private Equity X, L.P., a Delaware limited partnership (“Warburg PE”), and Warburg Pincus X Partners, L.P., a Delaware limited partnership (“Warburg Pincus X” and, together with Warburg PE, the “Seller”), and Primerica, Inc., a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, after due consideration, the Audit Committee of the Board of Directors of the Purchaser (“Audit Committee”), which consists solely of independent directors of the board of directors of the Purchaser, has approved the Repurchase Transaction (as defined below).

WHEREAS, the Seller desires to sell shares of common stock, par value $0.01 per share, of the Purchaser (“Common Shares”) to the Purchaser, and the Purchaser desires to purchase Common Shares from the Seller, on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”).

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF COMMON SHARES

Section 1.1 Purchase. Subject to the terms and conditions of this Agreement, on April 24, 2012 or such other date as may be agreed by the parties in writing (the “Closing Date”), the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, 5,736,137 Common Shares (the “Shares”). Notwithstanding the foregoing, if management of the Purchaser reasonably determines that, despite reasonable best efforts, it cannot secure the required funds in a manner that is in the best interests of the stockholders and the Corporation, than the Closing Date can be delayed by the Purchaser to a date not later than April 30, 2012. The purchase price for the Shares shall be $26.15 per share, resulting in a total purchase price of $149,999,982.55 (the “Purchase Price”).

Section 1.2 Closing. On the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser all of the Seller’s right, title and interest in and to the Shares by delivery of one or more certificates evidencing the Shares being repurchased, endorsed to the Purchaser or accompanied by duly executed stock powers or other instrument of assignment, and the Purchaser shall deliver to the Seller one or more new certificates evidencing the Seller’s holdings of Common Shares after giving effect to the repurchase of the Shares. On the Closing Date, the Purchaser shall pay to the Seller the Purchase Price in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions to be provided by the Seller to the Purchaser.

Section 1.3 Condition to Closing. The obligation of either party to proceed with the closing contemplated hereby shall be expressly conditioned on the absence of any judgment, injunction, judicial order or decree binding upon a party hereto that would prohibit such party from consummating the transactions contemplated hereby or any pending action, suit or proceeding which challenges the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, provided that a failure of this condition shall not be asserted by a party if such failure is the direct or indirect result of such party’s breach of any representation or warranty contained in Article II or Article III, as applicable.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby makes the following representations and warranties to the Purchaser, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 2.1 Existence and Power.

(a) Each of Warburg PE and Warburg Pincus X has been duly formed and is existing as a limited partnership in good standing under the laws of the state of its formation and has the power, authority and capacity to execute and deliver this Agreement, to perform the Seller’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to Section 16 or Regulation 13D under the Securities Exchange Act of 1934 (“Exchange Act”)) filing by the Seller with, any governmental authority or regulatory authority, including any stock exchange or self-regulatory organization, or court, or body or arbitrator having jurisdiction over the Seller; and (ii) except as would not have an adverse effect on the ability of the Seller to consummate the transactions contemplated by this Agreement, do not and will not constitute or result in a breach, violation or default, or cause the acceleration or termination of any obligation or right of the Seller or any other party thereto, under (A) any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Seller is a party, (B) the Seller’s organizational documents or (C) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, including any stock exchange or self-regulatory organization, governmental authority, arbitrator, mediator or similar body.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Seller and, assuming the due execution and delivery of this Agreement by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity. The Seller has duly taken all necessary limited partnership action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

Section 2.3 Title to Shares. The Seller has good and valid title to the Shares free and clear of any lien, encumbrance, pledge, charge, security interest, mortgage, title retention agreement, option, equity or other adverse claim (except for restrictions pursuant to the Securities Purchase Agreement, dated as of February 8, 2010, by and among Citigroup Insurance Holding Corporation, the Purchaser, the Seller, and, with respect to certain provisions specified therein, Citigroup Inc., Warburg Pincus LLC and Warburg Pincus & Co. and other agreements to which the Purchaser is a party, or which arise under applicable federal and state securities laws (the “Investment Agreements”)), and has not, in whole or in part, (a) assigned, transferred, hypothecated, pledged or otherwise disposed of the Shares or its ownership rights in such Shares or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Shares (except for restrictions pursuant to the Investment Agreements).

Section 2.4 Sophistication of the Seller. The Seller acknowledges and agrees that, except as set forth in this Agreement, the Purchaser is not making any express or implied warranties in connection with the Repurchase Transaction. The Seller has such knowledge and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of making its investment decision regarding the Repurchase Transaction and of making an informed investment decision. The Seller and/or the Seller’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Purchaser concerning the Shares and the Purchaser and all such questions have been answered to the Seller’s full satisfaction. The Seller is not relying on the Purchaser with respect to the tax and other economic considerations of the Repurchase Transaction, and the Seller has relied on the advice of, or has consulted with, the Seller’s own advisors.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby makes the following representations and warranties to the Seller, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 3.1 Existence and Power.

(a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby (i) do not require, except as have been obtained prior to the date hereof, the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or regulatory authority, including any stock exchange or self-regulatory organization, or court, or body or arbitrator having jurisdiction over the Purchaser or any of its subsidiaries; and (ii) except as would not have an adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement, do not and will not constitute or result in a breach, violation or default, or cause the acceleration or termination of any obligation or right of the Purchaser, any of the Purchaser’s subsidiaries or any other party thereto, under (A) any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Purchaser or any of its subsidiaries is a party, (B) the Purchaser’s or any of its subsidiaries’ organizational documents or (C) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, including any stock exchange or self-regulatory organization, governmental authority, arbitrator, mediator or similar body.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution and delivery of this Agreement by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity. This Agreement and the purchase of the Shares contemplated hereby have been approved by the unanimous approval of each member of the Audit Committee of the Purchaser’s board of directors, which has been duly authorized to so act and each member of which is disinterested with respect to this Agreement and the transactions contemplated hereby (the “Independent Committee”). Such approval shall comply with Rule 16b-3 of the Exchange Act. The Purchaser has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

Section 3.3 Sufficient Funds. The Purchaser will have as of the Closing Date access to legally available funds sufficient to consummate the transactions contemplated by this Agreement. After giving effect to the transactions contemplated hereby, the Purchaser will have adequate surplus and the Repurchase Transaction will be in compliance with Section 160 of the Delaware General Corporation Law.

Section 3.4 Sophistication of the Purchaser. The Purchaser acknowledges and agrees that, except as set forth in this Agreement, the Seller is not making any express or implied warranties in connection with the Repurchase Transaction. The Purchaser has such knowledge and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of making its investment decision regarding the Repurchase Transaction and of making an informed investment decision. The Purchaser and/or the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Seller concerning the Shares and the Seller and all such questions have been answered to the Purchaser’s full satisfaction. The Purchaser is not relying on the Seller with respect to the tax and other economic considerations of the Repurchase Transaction, and the Purchaser has relied on the advice of, or has consulted with, the Purchaser’s own advisors.

Section 3.5 Litigation. There are no pending actions, suits or proceedings against or affecting the Purchaser or any of its subsidiaries that, if determined adversely, would reasonably be expected to delay or interfere with the consummation of the transactions contemplated hereby, and no such actions, suits or proceedings are, to the knowledge of the Purchaser, threatened.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Notice. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) with return receipt requested or sent by reputable overnight courier service (charges prepaid) to the address and to the attention of the person set forth in this Agreement. Notices will be deemed to have been given hereunder when delivered personally, three business days after deposit in the U.S. mail postage prepaid with return receipt requested and two business days after deposit postage prepaid with a reputable overnight courier service for delivery on the next business day.

If to the Purchaser, to:

Primerica, Inc.

3120 Breckinridge Blvd.

Duluth, Georgia 30099

Attn: General Counsel

with a copy to:

Kilpatrick Townsend & Stockton LLP

Suite 2800, 1100 Peachtree Street

Atlanta, GA 30309

Attn: David Stockton

if to the Seller, to:

Warburg Pincus, LLC

450 Lexington Avenue

New York, NY 10017-3911

Attn:    Michael E. Martin

    Daniel Zilberman

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn:    Edward D. Herlihy

    David K. Lam

Section 4.2 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior written and contemporaneous oral agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.3 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Delaware, without giving effect to principles of conflicts of laws. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby.

Section 4.6 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.7 Waiver; Consent. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 4.8 No Broker. Except as previously disclosed to each other party, no party has engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement.

Section 4.9 Further Assurances. Each party hereto hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions consistent with the terms of this Agreement as may be reasonably necessary in order to accomplish the transactions contemplated by this Agreement.

Section 4.10 Costs and Expenses. Each party hereto shall each pay its own respective costs and expenses, including, without limitation, any commission or finder’s fee to any broker or finder, incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

Section 4.11 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 4.12 Time of Essence. Time is of the essence in the performance of each and every term of this Agreement.

Section 4.13 Captions. The article and section captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 4.14 Public Announcements. Subject to each party’s disclosure obligations imposed by law or obligations pursuant to any listing agreement with any securities exchange or the requirements of any self-regulatory organization, each of the parties hereto will cooperate with each other party in the development and dissemination of all public news releases and other public information containing disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and no party hereto will make any such news release or public disclosure without first consulting with each other party hereto and receiving such party’s consent (which shall not be unreasonably withheld, delayed or conditioned), and each party shall coordinate with each other party with respect to any such news release or public disclosure.

Section 4.15 Specific Performance. The parties acknowledge and agree that a party could not be made whole by monetary damages in the event that any of the provisions of this Agreement are not performed by each other party in accordance with their specific terms or are otherwise breached. Accordingly, the parties agree that, in any such event, the parties shall be entitled to seek an injunction or injunctions to specifically enforce the terms and provisions hereof in an action instituted in any court of the State of Delaware having subject matter jurisdiction in respect thereof, and the parties further hereby agree to waive any requirement for the securing or posting of a bond in connection with the obtaining of such injunctive or other equitable relief.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE PURCHASER:
PRIMERICA, INC.
By:	/s/ Robert F. McCullough
Name: Robert F. McCullough
Title: Audit Committee Chairman
THE SELLER:
WARBURG PINCUS PRIVATE EQUITY X, L.P.
By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member
By:	/s/ Daniel Zilberman
Name: Daniel Zilberman
Title: Managing Director
WARBURG PINCUS X PARTNERS, L.P.
By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member
By:	/s/ Daniel Zilberman
Name: Daniel Zilberman
Title: Managing Director